Exhibit 24.1

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Bahram Akradi
Bahram Akradi

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Jack King
Jack King

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Robert Grabb
Robert Grabb

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Lisa Bromiley
Lisa Bromiley

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Stuart Lasher
Stuart Lasher

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Michael Frantz
Michael Frantz

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Michael Popejoy
Michael Popejoy

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Roy Easley
Roy Easley

NORTHERN OIL AND GAS, INC.

Power of Attorney

The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), hereby constitutes and appoints Nicholas O’Grady, Chad Allen and Erik J. Romslo, jointly and severally, with full power to act without the joinder of others, as her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign a Registration Statement or Registration Statements on Form S-3 or other applicable form, and all amendments, including post-effective amendments, thereto, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 25th day of February, 2022.

/s/ Jennifer Pomerantz
Jennifer Pomerantz